UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 1, 2005

KNBT BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50426	38-3681905
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

90 Highland Avenue, Bethlehem, Pennsylvania	18017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(610) 861-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 1, 2005, KNBT Bancorp, Inc. ("KNBT") issued a press release announcing the completion of the acquisition (the "Acquisition") of Caruso Benefits Group, Inc. For further information, reference is made to the press release dated April 1, 2005 and the investor presentation prepared by KNBT regarding the Acquisition which are included as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are included with this Report:

Exhibit No.	Description

99.1	Press Release, dated April 1, 2005
99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNBT BANCORP, INC.
Date: April 1, 2005	By: /s/ Eugene T. Sobol Eugene T. Sobol Senior Executive Vice President, Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 1, 2005
99.2	Investor Presentation